Chartwell Small Cap Value Fund

Class A Shares (CWSVX)
Class I Shares (CWSIX)
A series of Investment Managers Series Trust

Supplement dated March 31, 2014 to the
Summary Prospectus dated March 4, 2014 and the Prospectus dated March 1, 2014

The following is added to the section titled “Principal Investment Strategies” in the Fund’s Summary Prospectus and Prospectus:

The Advisor may purchase exchange-traded funds (“ETFs”) designed to track U.S. small-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests.  ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.  The expenses associated with investing in ETFs are typically lower than the expenses associated with investing in individual stocks.

The following is added to the section titled “Principal Investment Risks” in the Fund’s Summary Prospectus and Prospectus:

ETF Risk.  Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Please file this Supplement with your records.

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